Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 26, 2007

/s/ Frank L. Bowman
Frank L. Bowman

APPENDIX A

MORGAN STANLEY

RETAIL AND INSTITUTIONAL FUNDS

AT

SEPTEMBER 26, 2007

RETAIL FUNDS

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS

Active Assets Government Securities Trust (1)

Active Assets Institutional Government Securities Trust (2)

Active Assets Institutional Money Trust

Active Assets Money Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS

Active Assets California Tax-Free Trust

Active Assets Tax-Free Trust

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS

Morgan Stanley Allocator Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley Equally-Weighted S&P 500 Fund

Morgan Stanley European Equity Fund Inc.

Morgan Stanley Financial Services Trust

Morgan Stanley Focus Growth Fund

Morgan Stanley Fundamental Value Fund

Morgan Stanley Global Advantage Fund

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Health Sciences Trust

Morgan Stanley Institutional Strategies Fund

Morgan Stanley International Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley Japan Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Multi-Asset Class Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Real Estate Fund

Morgan Stanley S&P 500 Index Fund

Morgan Stanley Series Funds (3)

•	Morgan Stanley Diversified Large Cap Equity Fund (3)

•	Morgan Stanley Diversified International Equity Fund (3)

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Technology Fund

Morgan Stanley Total Market Index Fund

Morgan Stanley Utilities Fund

Morgan Stanley Value Fund

BALANCED FUND

Morgan Stanley Balanced Fund

ASSET ALLOCATION FUND

Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

Morgan Stanley Convertible Securities Trust

Morgan Stanley Flexible Income Trust

Morgan Stanley FX Series Funds

•	FX Alpha Portfolio

•	FX Alpha Plus Strategy Portfolio

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Trust

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Mortgage Securities Trust

Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley New York Tax-Free Income Fund

Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

Morgan Stanley Select Dimensions Investment Series

•	Balanced Portfolio

•	Capital Opportunities Portfolio

•	Developing Growth Portfolio

•	Dividend Growth Portfolio

•	Equally-Weighted S&P 500 Portfolio

•	Flexible Income Portfolio

•	Focus Growth Portfolio

•	Global Equity Portfolio

•	Growth Portfolio

•	Money Market Portfolio

•	Utilities Portfolio

Morgan Stanley Variable Investment Series

•	Aggressive Equity Portfolio

•	Dividend Growth Portfolio

•	Equity Portfolio

•	European Equity Portfolio

•	Global Advantage Portfolio

•	Global Dividend Growth Portfolio

•	High Yield Portfolio

•	Income Builder Portfolio

•	Limited Duration Portfolio

•	Money Market Portfolio

•	Income Plus Portfolio

•	S&P 500 Index Portfolio

•	Strategist Portfolio

•	Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley Income Securities Inc.

Morgan Stanley Prime Income Trust

Morgan Stanley Credit Opportunities Fund (3)

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured California Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Securities

Morgan Stanley Insured Municipal Trust

Morgan Stanley Municipal Income Opportunities Trust

Morgan Stanley Municipal Income Opportunities Trust II

Morgan Stanley Municipal Income Opportunities Trust III

Morgan Stanley Municipal Premium Income Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.	Morgan Stanley Institutional Fund, Inc.

•	Active International Allocation Portfolio

•	Emerging Markets Portfolio

•	Emerging Markets Debt Portfolio

•	Focus Equity Portfolio

•	Global Franchise Portfolio

•	Global Real Estate Portfolio

•	Global Value Equity Portfolio

•	International Equity Portfolio

•	International Growth Equity Portfolio

•	International Magnum Portfolio

•	International Real Estate Portfolio

•	International Small Cap Portfolio

•	Large Cap Relative Value Portfolio

•	Small Company Growth Portfolio

•	Systematic Active Large Cap Core Portfolio

•	Systematic Active Small Cap Core Portfolio

•	Systematic Active Small Cap Growth Portfolio

•	Systematic Active Small Cap Value Portfolio

•	U.S. Large Cap Growth Portfolio

•	U.S. Real Estate Portfolio

•	Disciplined Large Cap Value Active Extension Portfolio

•	Systematic Large Cap Core Active Extension Portfolio

•	International Growth Active Extension Portfolio

•	U.S. Small/Mid Cap Value Portfolio

Morgan Stanley Institutional Fund Trust

Active Portfolios:

•	Advisory Global Fixed Income II Portfolio

•	Advisory Global Fixed Income Portfolio

•	Advisory Portfolio

•	Balanced Portfolio

•	Core Fixed Income Portfolio

•	Core Plus Fixed Income Portfolio

•	Equities Plus Portfolio

•	High Yield Portfolio

•	Intermediate Duration Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Limited Duration Portfolio

•	Long Duration Fixed Income Portfolio

•	Mid Cap Growth Portfolio

•	Municipal Portfolio

•	U.S. Mid Cap Value Portfolio

•	U.S. Small Cap Value Portfolio

•	Value Portfolio

Inactive Portfolios:

•	Advisory Portfolio -Series 1 (3)

•	Advisory Portfolio -Series 2 (3)

•	Advisory Portfolio II (3)

The Universal Institutional Funds, Inc.

Active Portfolios:

•	Core Plus Fixed Income Portfolio

•	Emerging Markets Debt Portfolio

•	Emerging Markets Equity Portfolio

•	Equity and Income Portfolio

•	Equity Growth Portfolio

•	Global Franchise Portfolio

•	Global Real Estate Portfolio

•	Global Value Equity Portfolio

•	High Yield Portfolio

•	International Growth Equity Portfolio

•	International Magnum Portfolio

•	Mid Cap Growth Portfolio

•	Small Company Growth Portfolio

•	U.S. Mid Cap Value Portfolio

•	U.S. Real Estate Portfolio

•	Value Portfolio

Inactive Portfolios:

•	Balanced Portfolio

•	Core Equity Portfolio

•	International Fixed Income Portfolio

•	Investment Grade Fixed Income Portfolio

•	Multi-Asset Class Portfolio

•	Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

•	Government Portfolio

•	Government Securities Portfolio (3)

•	Money Market Portfolio

•	Prime Portfolio

•	Tax-Exempt Portfolio

•	Treasury Portfolio

•	Treasury Securities Portfolio (3)

CLOSED-END INSTITUTIONAL FUNDS

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley China “A” Share Fund

Morgan Stanley Eastern Europe Fund, Inc.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Morgan Stanley Emerging Markets Fund, Inc.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Opportunistic Municipal High Income Fund (3)

The India Investment Fund

The Latin American Discovery Fund, Inc.

The Malaysia Fund, Inc.

The Thai Fund, Inc.

The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

Morgan Stanley Institutional Fund of Hedge Funds

Morgan Stanley Institutional Fund of Hedge Funds II

Alternative Investment Partners Absolute Return Fund

Alternative Investment Partners Absolute Return Fund STS

Morgan Stanley Global Long/Short Fund A

Morgan Stanley Global Long/Short Fund P

(1)	Kathleen A. Dennis, Frank L. Bowman, James F. Higgins, Michael F. Klein and W. Allen Reed do not serve on the Board of Trustees of this fund.
(2)	Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed do not serve on the Board of Trustees of this fund.
(3)	This fund/portfolio has not commenced operations